January 20, 1997
PREMIER INSURED
MUNICIPAL BOND FUND
(California Series)
(Connecticut Series)
(Florida Series)
(New Jersey Series)
(New York Series)
Supplement to Prospectus
Dated December 2, 1996
        A Special Meeting of Shareholders of the California Series, the Connecticut Series, the Florida Series, the New Jersey Series and the New York Series of Premier Insured Municipal Bond Fund (the "Series") will be held on February 27, 1997 to consider an Agreement and Plan of Reorganization (the "Reorganization"). The Reorganization would provide for the transfer of all or substantially all of each Series' assets, subject to liabilities, in a tax free exchange (the "Exchange") for shares of corresponding Funds advised by The Dreyfus Corporation, and the assumption by the corresponding Funds of stated liabilities. The corresponding Funds, which have substantially similar investment objectives and management policies as the Series, but which do not invest primarily in insured Municipal Obligations, are Premier California Municipal Bond Fund, the Connecticut Series, the Florida Series and the New Jersey Series of Premier State Municipal Bond Fund and Premier New York Municipal Bond Fund.
        In accordance with the terms set forth herein, shareholders of the Series who purchased Class A shares subject to a front end sales load on or after January 1, 1996 and who choose to redeem such shares rather than participate in the Exchange will be reimbursed upon redemption prior to the Exchange the sales load applicable to the Class A shares in accordance with the sales load schedule set forth on page 23 of Premier Insured Municipal Bond Fund's current prospectus dated December 2, 1996 (the "Sales Load Reimbursement"). Class A, Class B and Class C shares purchased subject to a contingent deferred sales charge ("CDSC") and held by shareholders of the Series who choose to redeem such shares rather than participate in the Exchange will not be subject to any CDSC upon redemption prior to the Exchange (the "CDSC Waiver").
        The Sales Load Reimbursement/CDSC Waiver will be available to Class A, Class B and Class C shareholders of the Series who redeem their shares at any time during the period from January 24, 1997 to the later of March 4, 1997 or the consummation of the Exchange.
        If you have any questions pertaining to the Exchange or the Sales Load Reimbursement/ CDSC Waiver, please contact your Service Agent.
PIMBs012097